                                                                   EXHIBIT 10.23


                        STOCKHOLDER'S RIGHTS AGREEMENT


    THIS STOCKHOLDER'S RIGHTS AGREEMENT (the "Agreement"), is made and entered into this 30th day of August, 1994, by and among WARBURG, PINCUS INVESTORS, L.P., a Delaware limited partnership ("Warburg"), ALAN JOHNSTON, an Alabama resident ("Johnston"), and THE SYSTEM WORKS, INC., a Georgia corporation (the "Company").

                             W I T N E S S E T H:

    WHEREAS, the parties hereto desire to address certain matters relating to the operations of the Company and the disposition of shares of capital stock in the Company;

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  DEFINITIONS

    As used herein, the following terms shall have the following meanings:

    (a) "Affiliate" shall mean a Person (other than a subsidiary) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise;

    (b) "Common Stock" shall mean all of the shares of Common Stock, par value $0.01 per share, of the Company.

    (c) "Form S-3" shall mean such form under the Securities Act of 1933, as amended (the "1933 Act"), as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

    (d) "Holder" shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 3(c);

    (e) "Parity Holders" shall mean those Persons defined as "Holders" under that certain Amended and Restated Registration Rights Agreement dated June 20, 1994 between the Company, Warburg, John W. Blend, III ("Blend") and the other parties named therein (the "Blend Agreement").

    (f) "Person" shall mean an individual, partnership, corporation or other entity.

    (g) "Preferred Stock" shall mean all of the shares of Series A Preferred Stock and Series B Preferred Stock.

    (h) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

    (i)  "Registrable Securities" shall mean (i) the shares of Common
Stock held on the date hereof by Johnston (ii) any shares of Common Stock which Johnston may hereafter acquire and (iii) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clauses (i)-(iii) above; and

    (j) The number of shares of "Registrable Securities then outstanding" shall be determined by adding the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which upon issuance would be, Registrable Securities hereunder and under the Blend Agreement.

    (k) "Series A Preferred Stock" shall mean all of the shares of Preferred Stock, par value $0.01 per share, of the Company designated as Series A Preferred Stock.

    (l) "Series B Preferred Stock" shall mean all of the shares of Preferred Stock, par value $0.01 per share, of the Company designated as Series B Preferred Stock.

    (m) "Stock" shall mean (i) all of the shares of Common Stock of the Company owned by Johnston on the date hereof, (ii) all additional shares of Common Stock and all other shares of capital stock of the Company of any class which may hereafter be issued to Johnston, (iii) all shares of capital stock of any other entity which Johnston acquires in respect of his shares of Common Stock or other shares of capital stock covered by this Agreement in connection with any exchange, merger, consolidation or other reorganization to which the Company is a party.

2.  STOCK RIGHTS

    (a) SUBSCRIPTION RIGHT. If at any time after the date hereof and prior to the effective date of the registration statement covering the Company's initial public offering, the Company proposes to issue equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into equity securities) of the Company (other than the issuance of securities (x) pursuant to the conversion of the Preferred Stock, (y) pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other form of reorganization, or (z) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan or other management equity program), then, if Johnston then holds in excess of five percent (5%) of the then outstanding shares of Common Stock, the Company shall:

      (i) give written notice to him setting forth in reasonable detail (1) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (2) the price and other terms of the proposed sale of such securities; (3) the amount of such securities proposed to be issued; and (4) such other information as Johnston may reasonably request in order to evaluate the proposed issuance; and

      (ii)  offer to issue to Johnston a portion of the Proposed
 Securities equal to a percentage determined by dividing (x) the number of shares of Common Stock held by Johnston and issuable to Johnston, assuming conversion in full of any convertible securities then held Johnston, by (y) the total number of shares of Common Stock then outstanding, including for purposes of this calculation all shares of Common Stock issuable upon conversion in full of any then outstanding convertible securities.

    Johnston must exercise his purchase rights hereunder within ten (10) days after receipt of such notice from the Company. If all of the Proposed Securities offered to Johnston are not fully subscribed by Johnston, the remaining Proposed Securities will be reoffered to the other stockholders of the Company who have fully exercised their subscription rights, until all such Proposed Securities are fully subscribed for or until all such other stockholders have subscribed for all such Proposed Securities which they desire to purchase, except that such other stockholders must exercise their purchase rights within five days after receipt of all such reoffers. To the extent that the Company offers two or more securities in units, Stockholders must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.


    Upon the expiration of the offering periods described above, the Company will be free to sell such Proposed Securities that Johnston and the other stockholders have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Proposed Securities offered or sold by the Company after such 90 day period must be reoffered to Johnston and the other stockholders pursuant to this Section.

    The election by Johnston not to exercise his subscription rights under this paragraph in any one instance shall not affect his right (other than in respect of a reduction in his percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving Johnston the rights described in this Section shall be void and of no force and effect.

    (b) TAG ALONG RIGHT. If Warburg shall elect to cause the transfer of more than twenty percent (20%) of the capital stock of the Company which it then holds (measured in terms of aggregate numbers of shares) in a transaction or series of related transactions (other than the issuance of shares of capital stock upon conversion of the Preferred Stock or a transfer to one or more of its affiliates) pursuant to a bona fide offer from a third party (the "Buyer") who does not desire to purchase all of the shares of Preferred Stock and Common Stock then held by Johnston, whether pursuant to one transaction or a series of related transactions, Warburg shall notify Johnston, in writing, of such offer and its terms and conditions. Johnston shall have the right, exercisable by notice to Warburg given within 10 days of receipt of the terms and conditions of the offer, to sell to the Buyer, in lieu of the sale to the Buyer by Warburg only, on the same terms and conditions as the shares being sold by Warburg, that number of shares of Preferred Stock and/or Common Stock which represents the same percentage of Johnston's shares of Preferred Stock and/or Common Stock as the percentage of shares of Preferred Stock and/or Common Stock that Warburg would otherwise have sold to the Buyer but for the operation of the provisions of this paragraph. The election by Johnston not to exercise his rights under this paragraph in any one instance shall not affect his right as to any subsequent proposed sale.

    The foregoing right shall terminate upon the effective date of the registration statement covering the Company's initial public offering.

    (c)   CONVERSION FOR PURPOSE OF CALCULATION.  For purposes of this
Section 2, Johnston and each other stockholder of the Company, including without limitation Warburg, holding both Common Stock and/or Preferred Stock shall be deemed to own the number of shares of Common Stock which he or it would hold assuming full conversion of all Preferred Stock held. Similarly all calculations of sale percentages shall be made for purpose of this Section 2 on an as converted basis.

3.  COMPANY REGISTRATION

    (a) INCLUSION IN REGISTRATION. If the Company shall determine to register any of its securities on a form (other than Form S-8 or Form S-4 or their successor forms) which would permit the registration of any Registrable Securities, the Company will:

          (i) promptly give to the Holders written notice thereof (which shall include a list of the jurisdictions, if any, in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws); and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein which must be a firm offer underwriting, all the Registrable Securities specified in a written request or requests made by each of the Holders, within 30 days after receipt of the written notice from the Company described in clause (i) above; provided, however, that if the offering is underwritten, relates only to securities to be sold by the Company and is the first public offering by the Company of its securities and the Holders are advised in writing by the managing underwriter that the sale of Registrable Securities by the Holders and the Parity Holders within 120 days of the effective date of such registration statement, could adversely affect such underwriting, the Holders shall not sell any of their Registrable Securities included therein for 120 days after the effective date of such registration statement (or such shorter time as the managing underwriter may request).

    (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event the right of the Holders to registration pursuant to this Section 3 shall be conditioned upon the Holders' participation in such underwriting and the inclusion of the Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders shall (together with the Company distributing its securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company and shall use their best efforts to arrange for all documents and opinions required to be delivered thereunder in respect of their participation as selling shareholders to be delivered. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall include in the underwriting only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned as follows: first all securities which stockholders other than the Holders and Parity Holders seek to include in the offering shall be excluded from the offering to the extent limitation on the number of shares included in the underwriting is required, then the number of shares held by Holders and Parity Holders that may be included in the underwriting shall be apportioned pro rata among the selling Holders and Parity Holders according to the total amount of Registrable Securities entitled to be included therein owned by each selling Holder or Parity Holder or in such other apportions as shall be mutually agreed to by such selling Holders and Parity Holders) but in no event shall the aggregate amount of securities of the selling Holders and Parity Holders included in the offering be reduced below 25% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders and Parity Holders may be excluded if the managing underwriter makes the determination described above and no securities other than those of the Company are included. If any of the Holders or any officer or director disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

    (c) NUMBER AND TRANSFERABILITY. The Holders shall be entitled to have their shares included in an unlimited number of registrations pursuant to this Section 3. The registration rights granted pursuant to this Section shall be assignable at the option of each of the Holders, in whole or in part, to any transferee of the Registrable Securities (i) so long as such transferee owns at least 2% of the Common Stock (computed on a fully diluted basis) of the Company or (ii) the transferee is an Affiliate of the Holder; PROVIDED, that the Company is given written notice by such Holder at the time or within a reasonable time after said transfer, stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are assigned.

4.  EXPENSES OF REGISTRATION

    All expenses incurred in connection with each registration, qualification or compliance pursuant to Section 3 including, without limitation, all registration, filing and qualification fees, accounting fees and printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses of one counsel for the selling Holders and Parity Holders and expenses incidental to or required by each registration shall be borne by the Company, provided, however, the Company shall not be required to pay an amount in excess of $30,000 towards the fees and expenses of such counsel related to each registration. Underwriting discounts and commissions shall be borne and paid ratably by the Holders of the Registrable Securities included in any such registration.

5.  OTHER OBLIGATIONS OF THE COMPANY

    In connection with the Company's obligations to the Holders with respect to the sale of Registrable Securities pursuant to a public offering thereof as provided in this Section 3, the Company shall use reasonable efforts to register Registrable Securities as required, or permitted if any Holder so requests, by Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") and, if the Registrable Securities to be sold meet the criteria for listing on any exchange on which the Common Stock is then listed, apply for listing of such Registrable Securities on such exchange.

6.  REGISTRATION PROCEDURES

    In the case of each registration, qualification or compliance effected by the Company pursuant to Section 3, the Company shall:

    (i) Notify each Holder as to the filing of the registration statement prepared pursuant to Section 3 (the "Registration Statement") and of all amendments or supplements thereto filed prior to the effective date of said Registration Statement;

    (ii) Notify each Holder, promptly after it shall receive notice thereof, of the time when said Registration Statement becomes effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed;

    (iii) Notify each Holder promptly of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus or for additional information;

    (iv) Prepare and promptly file with the SEC and promptly notify each Holder of the filing of any amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, any event with respect to the Company shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and, in addition, prepare and file with the SEC, promptly upon the written request of any Holder, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities;

    (v) Advise each Holder promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the SEC suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued;

    (vi) Use reasonable efforts to qualify as soon as reasonably practicable the Registrable Securities included in the Registration Statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions; and

    (vii) Furnish each Holder, as soon as available, copies of any Registration Statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant hereto, all in such quantities as any Holder may from time to time reasonably request.

    At its expense, the Company shall keep such registration effective for a period of one hundred twenty (120) days or until each Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment which reflects facts or events representing a material or fundamental change in the information set forth in the registration statement permit the incorporation by reference of information required to be included above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

7.  INDEMNIFICATION

    (a) The Company shall indemnify each Holder, each of its officers, directors and general and limited partners, and its Affiliates, on whose behalf registration, qualification or compliance has been effected pursuant to Section 3, and each underwriter and each Affiliate thereof, of Registrable Securities held by or issuable to each Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners and each of its Affiliates, and each such underwriter and each of its Affiliates, for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, however, that the Company shall not be liable to a Holder in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter of any such Holder and stated to be specifically for use therein.

    (b) Each of the Holders shall, if Registrable Securities held by them are included in the securities as to which such registration, qualification or compliance is being effected, severally indemnify the Company, each of its directors and officers who sign such registration statement, each Affiliate of the Company, each underwriter, if any, of the Company's securities covered by such registration statement, each other Holder and each Affiliate thereof against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, employees, Affiliates, other Holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds to each Holder of securities sold as contemplated herein.

    (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

    (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

8.  LOCKUP AGREEMENT

    In consideration for the Company agreeing to its obligations under Sections 3 through 13, each Holder agrees in connection with any registration effected by the Company hereunder (other than (i) a registration relating solely to employee benefit plans on Form S-1, S-8 or similar forms which may be promulgated in the future, or (ii) a registration on Form S-4 or similar form which may be promulgated in the future relating solely to a SEC Rule 145 transaction) of the Company's securities, upon the request of the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as the Company or the underwriters may specify; PROVIDED, HOWEVER, that (i) such Holder shall have no obligation to enter into the agreement described herein unless all executive officers and directors of the Company enter into similar agreements, and (ii) nothing herein shall prevent any Holder that is a partnership from making a distribution of Registrable Securities to the partners thereof that is otherwise in compliance with applicable securities laws, based on an opinion of counsel, which opinion and counsel are each reasonably satisfactory to the Company.

9.  INFORMATION ABOUT THE HOLDERS

    Each Holder shall promptly furnish to the Company such information regarding itself, its Affiliates or subsidiaries and the distribution proposed by it as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Sections 3 through 13.

10. CONDITIONS OF REGISTRATION

    As a condition to the Company's obligation hereunder to cause
Registrable Securities to be included in a registration statement, each Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration. In addition, the Company shall not be obligated to include Registrable

Securities in a registration statement hereunder, (i) if, in the opinion of counsel to the Company the proposed disposition of such Registrable Securities may be effected without registration under the 1933 Act or (ii) if, in the opinion of counsel to the Company all of such Registrable Securities may be sold by such Holder pursuant to Rule 144 under the 1933 Act (or any successor rule) (without giving effect to the provisions of Rule 144(k)) within a period of not more than three calendar months from the date of such opinion.

11. RULE 144

    With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

    (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the 1933 Act at all times from and after ninety (90) days following the effective date of the first registration under the 1933 Act filed by the Company for an offering of its securities to the general public;

    (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act at any time after it has become subject to such reporting requirements; and

    (c) After the Company has become subject to such reporting requirements, so long as each Holder owns any Registrable Securities, furnish to each Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as each Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

12. RIGHTS GRANTED TO SUBSEQUENT INVESTORS

    Without the written consent of Holders and Parity Holders of at least
50% of the outstanding Registrable Securities (assuming conversions), the Company may not grant registration rights to future investors in the Company except as described in this Section 12. The Company may grant to future investors registration rights pertaining only to shares of the Company's Common Stock (including shares of Common Stock into which any other securities of the Company may be convertible) and only on the following terms:

    (a) Prior to the closing of the first Company-initiated underwritten public offering of the Company's securities, the Company shall not grant to future investors any registration rights other than (i) the right to request inclusion in registrations initiated by the Company, but only in respect of that portion of such registration as is available to the Holders and the Parity Holders, with the allocation of the number of shares to be included by each such holder to be pro rata based on the number of shares of the Company's Common Stock (assuming conversion) with registration rights held by the respective holders (including the Holders and the Parity Holders), and (ii) the right to request registration, provided that the Holders simultaneously are granted the right to participate in such requested registration on a nonpreferential, pro rata basis in accordance with the relative amounts of Common Stock (assuming conversion) with registration rights held by the respective holders (including the Holders and the Parity Holders).

    (b) The Company shall not grant any registration rights with respect to presently outstanding securities of the Company other than the right to participate in registrations initiated by the Company or its shareholders (including the Holders), and such rights may be granted only as to such portion of the registration available after all shares requested to be included in such registration by the Holders and the Parity Holders have been so included.

13. PARTNERSHIP DISTRIBUTION

    In the event that any Holder which is a limited partnership advises the Company that it desires to exercise registration rights granted to it under
Section 3 of this Agreement as a Holder of Registrable Securities in order to effect a distribution of some or all of such Registrable Securities to its partners, then, notwithstanding any provision of this Agreement conditioning the inclusion of Registrable Securities in a registration statement upon the Holder's participation in an underwriting, such Holder may refrain from including such shares in an underwriting and nevertheless cause such shares to be included in the applicable registration statement, provided only that (a) such registration is not the initial registration hereunder of the Company's securities, and (b) such Holder agrees not to effect such distribution until the expiration of a standstill period after the effective date of such registration, such period, not to exceed 90 days, to be of that duration requested by the managing underwriter of the underwriting of the other securities included in such registration.

14.  TERM OF AGREEMENT

    This Agreement shall continue as to each party to this Agreement for as long as any such party owns stock of the Company.

15. REPRESENTATION AND WARRANTY OF THE COMPANY.

    The Company hereby represents and warrants to Johnston that the rights granted to Johnston under this Agreement with respect to the Stock are the same in all material respects as the rights Blend has with respect to the shares of Common Stock owned by Blend.

16. MISCELLANEOUS.

    (a) NOTICES. All notices, request, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given as delivered personally, sent by courier or mailed, registered mail, return receipt requested:

      (i)       To Warburg:

                Warburg, Pincus Investors, L.P.
                466 Lexington Avenue
                New York, New York 10017
                Attention: Mr. Joseph P. Landy

      (ii)      To Johnston:

                Alan T. Johnston
                1738 Ridgemont Drive
                Tuscaloosa, Alabama  35404

      (iii)     To the Company:

                The System Works
                3301 Windy Ridge Park
                Atlanta, Georgia  30039
                Attention: Chief Executive Officer

    (b) ASSIGNMENT. Except as otherwise provided in Section 3(c) hereof, this Agreement shall not be assignable by any party hereto.

    (c) SURVIVAL. This Agreement and the obligations of the parties created hereunder shall survive any termination of employment or disability of Johnston.

    (d)  ENTIRE AGREEMENT; MODIFICATION.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matters
covered hereby.   This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of each of the parties hereto.

    (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

    (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any telecopy of a party's signature shall constitute an original signature for purposes of this Agreement.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


THE SYSTEM WORKS, INC.                 WARBURG, PINCUS INVESTORS, L.P.

                                       By:  Warburg, Pincus & Co.,
                                       its General Partner

By: /s/ Christopher R. Lane                    By: /s/ William H. Janeway
    ---------------------------                    -----------------------------


Title:  President and CEO                   Title: Managing Director
      -------------------------                    -----------------------------



                             /s/ Alan T. Johnston
                             --------------------------------------
                             Alan T. Johnston